Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	101,968.95
Total Transaction Valuation	738,370,400.80
Total Offset Amount	0.00
Net Fee	$ 101,968.95